CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Exhibit 10.16

2007 Material Purchasing Meeting Record*

This SAPPHIRE MATERIAL PURCHASING Meeting Record (this “Record”), dated as of November 7, 2006 at Yaesu Fujjiya Hotel, is made and agreed into by and between Shinkosha; [***], [***], and [***] (“Purchaser”), and Rubicon Technology; Raja M. Parvez, Hap Hewes, and [***] (“Seller”).

1.	Rubicon guarantees to provide sapphire to Shinkosha at the following minimum monthly volume per quarter in 2007:

Q1:	35k TIE* units per month Mix: [***]
Q2:	35k TIE units per month Mix: [***]
Q3:	35k TIE units per month Mix: [***]
Q4:	35k TIE units per month Mix: [***]

*TIE = 2” equivalents         2” = 1 TIE 2.5” = 2 TIE, 3” = 2.5 TIE, 4” = 4.5 TIE

(apply Shinkosha TIE exchange rate)

2.	Shinkosha guarantees to buy Sapphire from Rubicon the following minimum monthly volume per quarter in 2007. Shinkosha is responsible for the remaining balance if they cancel after already placing quarter basis purchase order :

Q1:	35k TIE units per month Mix: [***]
Q2:	35k TIE units per month Mix: [***]
Q3:	35k TIE units per month Mix: [***]
Q4:	35k TIE units per month Mix: [***]

3.	Rubicon will offer higher volumes of sapphire to Shinkosha with request of additional volume besides the above quantity stated on a best efforts basis from January 2007 through December 2007 at the following monthly volume per quarter :

Q1:	15k TIE extra units per month Mix: [***]
Q2:	15k TIE extra units per month Mix: [***]
Q3:	15k TIE extra units per month Mix: [***]
Q4:	15k TIE extra units per month Mix: [***]

The mixture of core and as cut provided on this best efforts basis may vary depending on Rubicon capacity and Shinkosha needs. Not remaining with the above volume, Rubicon will do its best to increase higher volumes if Shinkosha needs higher volumes on a quarterly basis. Rubicon and Shinkosha will discuss and agree on the quantities and the delivery terms together to move forward.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

4.	It will be possible for the purchase order to be a mixture of Core and As-Cut Wafers in various diameters. Quarterly purchase orders must be placed 30 days before the start of each quarter. The specific mix of core and as cut wafers for each month will be sent by

Shinkosha to Rubicon 30 days before the month begins. Both Rubicon and Shinkosha have the right to review, revise and agree on the quarterly order details such as delivery schedules, volume and specifications within the volume range of 35k-50k TIE units per month

For example, Shinkosha will place a purchase order for January, February, and March 2007 volumes by Dec 1st 2006. Shinkosha will specify the product mix for January 07 on December 1, 2006 as well. The product mix for Feb 07 will be sent by Jan 1 07 and the mix for March will be sent by Feb 1 07.

5.	The pricing for Q1 and Q2 2007 is fixed and the details are included in the following table. Q3/Q4 2007 pricing will be agreed upon by both parties by May 15, 2007.

Product	Part #	Current Price	Q1/Q2 2007 Price
[***]	F1	[***]	[***]
[***]	F7	[***]	[***]
[***]	F205	[***]	[***]
[***]	F343	[***]	[***]
[***]	New	[***]	[***]
[***]	F325	[***]	[***]
[***]	F225	[***]	[***]
[***]	F238	[***]	[***]
[***]	F4	[***]	[***]
[***]	New	[***]	[***]

Rubicon will inform Shinkosha by April 2007 of the expected as-cut wafer pricing for Q3 and Q4 2007.

6.	The 2007 supply purchase projection is finalized as above. The purchase order is issued at a quarterly basis and its minimum volume is guaranteed and non adjustable. The PO for Q1 2007 is to be issued by Shinkosha to Rubicon by December 1, 2006. The contents, however, can be altered where both Rubicon and Shinkosha have discussed and agreed upon them.

7.	The quarter basis purchase order is to be submitted and agreed upon 30 days prior to the start of the next quarter.

8.	Shinkosha will consider raising the minimum volume mix for As Cut Wafers to [***] in Q3 and Q4 if both Rubicon and Shinkosha discuss and agree upon new pricing for Q3/Q4 2007. [***]

9.	The introduction of new product specifications can affect the ratio of supply capacity, lead time and pricing. The new product means a brand new specification and price and the

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

delivery of existing spot products such as A plane, R plane core must be handled individually.

Purchaser: Shinkosha Co. LTD

2-4-1 Kosugaya, Sakae-Ku, Yokohama, 247-0007 Japan

TEL: 81 045 892 2171	FAX: 81 045 892 2192

/s/ [***]	Date: 11/13/2006
[***]

Seller: Rubicon Technology

9931 Franklin Avenue, Franklin Park, Illinois 60131 U.S.A.

TEL: 847-295-7000	FAX: 847-295-7555

/s/ Hap Hewes Hap Hewes	Date: 11/13/2006
SVP Sales & Marketing